                      STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB ANALYTICS FUND(R)


                                FEBRUARY 28, 2001

                           AS AMENDED NOVEMBER 6, 2001


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated February 28, 2001 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the fund at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.

The fund is a series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS

                                                                            Page
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..................     2
MANAGEMENT OF THE FUND....................................................    15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    19
INVESTMENT ADVISORY AND OTHER SERVICES....................................    19
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    21
DESCRIPTION OF THE TRUST..................................................    22
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING
OF SHARES.................................................................    23
TAXATION..................................................................    25
CALCULATION OF PERFORMANCE DATA...........................................    27

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

The fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the fund will achieve its objective.

ANALYTICS FUND(R) seeks long-term capital growth.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. (For example, limitations on illiquid securities and borrowing apply at all times.) Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500 index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities.

Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund endeavors to achieve the most favorable overall results on the fund's transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of the fund's transactions or loss of certificates for the fund's securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund's securities containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rates of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each fund's euro-denominated investments.

Securities that are acquired by a fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. The fund does not intend to engage in speculative futures transactions.

When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon, in the judgment of Charles Schwab Investment Management,

Inc. (CSIM or the investment adviser), either are material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions
on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (SEC) changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT is a pooled investment vehicle, which invests primarily in income producing real estate or real estate related loans or interests. REITs are sometimes referred to as equity REITs or mortgage REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. REITs are generally organized as corporations and business trusts but are not taxed as a corporation if they meet certain requirements of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalization and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, the fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or

SALLIE MAE), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the Investment Company Act of 1940 (the 1940 Act), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE OR BELOW POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, the funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate segregation of assets.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by the fund in units or attached to other securities are deemed to be without value.

3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's net assets.

4)    Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

7) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

9) Invest for the purpose of exercising control or management of another issuer.

10) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

11) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

12) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the fund may purchase securities under such circumstances only to the extent that the S&P 500(R) also is so concentrated).

13) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

14) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

15) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

                             MANAGEMENT OF THE FUND

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., are as follows:

                           POSITION(S) WITH  PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH         THE TRUST         AFFILIATIONS
--------------------------------------------------------------------------------

CHARLES R. SCHWAB*         Chairman, Chief   Chairman and Co-Chief Executive
July 29, 1937              Executive         Officer, Director, The Charles
                           Officer and       Schwab Corporation; Chief
                           Trustee           Executive Officer, Director,
                                             Charles Schwab Holdings, Inc.;
                                             Chairman, Director, Charles
                                             Schwab & Co., Inc., Charles
                                             Schwab Investment Management,
                                             Inc.; Director, The Charles
                                             Schwab Trust Company; Chairman,
                                             Schwab Retirement Plan Services,
                                             Inc.; Chairman and Director
                                             until January 1999, Mayer &
                                             Schweitzer, Inc. (a securities
                                             brokerage subsidiary of The
                                             Charles Schwab Corporation);
                                             Director, The Gap, Inc. (a
                                             clothing retailer), Audiobase,
                                             Inc. (full-service audio
                                             solutions for the Internet),
                                             Vodaphone AirTouch PLC (a
                                             telecommunications company) and
                                             Siebel Systems (a software
                                             company).

JOHN P. COGHLAN*           President and     Vice Chairman and Executive Vice
May 6, 1951                Trustee           President, The Charles Schwab
                                             Corporation; Vice Chairman and
                                             Enterprise President, Retirement
                                             Plan Services and Services for
                                             Investment Managers, Charles
                                             Schwab & Co., Inc.; Chief
                                             Executive Officer and Director,
                                             Charles Schwab Investment
                                             Management, Inc.; President and
                                             Chief Executive Officer,
                                             Director, The Charles Schwab
                                             Trust Company; Director, Charles
                                             Schwab Asset Management
                                             (Ireland) Ltd.; Director,
                                             Charles Schwab Worldwide Funds
                                             PLC.

DONALD F. DORWARD          Trustee           Chief Executive Officer, Dorward
September 23, 1931                           & Associates (corporate
                                             management, marketing and
                                             communications consulting
                                             firm).  From 1996 to 1999,
                                             Executive Vice President and
                                             Managing Director, Grey
                                             Advertising.  From 1990 to 1996,
                                             Mr. Dorward was President and
                                             Chief Executive Officer, Dorward
                                             & Associates (advertising and
                                             marketing/consulting firm).

ROBERT G. HOLMES           Trustee           Chairman, Chief Executive
May 15, 1931                                 Officer and Director, Semloh
                                             Financial, Inc. (international
                                             financial services and
                                             investment advisory firm).


----------
*     This trustee is an "interested person" of the trusts.

DONALD R. STEPHENS         Trustee           Managing Partner, D.R. Stephens
June 28, 1938                                & Company (investments).  Prior
                                             to 1996, Chairman and Chief
                                             Executive Officer of North American
                                             Trust (real estate investment
                                             trust).

MICHAEL W. WILSEY          Trustee           Chairman and Chief Executive
August 18, 1943                              Officer, Wilsey Bennett, Inc.
                                             (truck and air transportation,
                                             real estate investment and
                                             management, and investments).

JEREMIAH H. CHAFKIN*       Executive Vice    Executive Vice President, Asset
May 9, 1959                President, Chief  Management Products and
                           Operating         Services, Charles Schwab & Co.,
                           Officer and       Inc.; President and Chief
                           Trustee           Operating Officer, Charles
                                             Schwab Investment Management,
                                             Inc.  Prior to September 1999,
                                             Mr. Chafkin was Senior Managing
                                             Director, Bankers Trust Company.

MARIANN BYERWALTER         Trustee           Vice President for Business
August 13, 1960                              Affairs and Chief Financial
                                             Officer, Stanford University
                                             (higher education).  Prior to
                                             February 1996, Ms. Byerwalter
                                             was Chief Financial Officer of
                                             Eureka Bank (savings and loans)
                                             and Chief Financial Officer and
                                             Chief Operating Officer of
                                             America First Eureka Holdings,
                                             Inc. (holding company).  Ms.
                                             Byerwalter also is on the Board
                                             of Directors of America First
                                             Companies, Omaha, NE (venture
                                             capital/fund management) and
                                             Redwood Trust, Inc. (mortgage
                                             finance), and is a Director of
                                             Stanford Hospitals and Clinics,
                                             SRI International (research) and
                                             LookSmart, Ltd. (an Internet
                                             infrastructure company).

WILLIAM A. HASLER          Trustee           Co-Chief Executive Officer,
November 22, 1941                            Aphton Corporation
                                             (bio-pharmaceuticals).  Prior to
                                             August 1998, Mr. Hasler was Dean
                                             of the Haas School of Business
                                             at the University of California,
                                             Berkeley (higher education).
                                             Mr. Hasler also is on the Board
                                             of Directors of Solectron
                                             Corporation (manufacturing),
                                             Tenera, Inc. (services and
                                             software), Airlease Ltd.
                                             (aircraft leasing) and Mission
                                             West Properties (commercial real
                                             estate).

----------
*     This trustee is an "interested person" of the trusts.


0                                       16

GERALD B. SMITH            Trustee           Chairman and Chief Executive
September 28, 1950                           Officer and founder of Smith
                                             Graham & Co. (investment
                                             advisers).  Mr. Smith is also on
                                             the Board of Directors of
                                             Pennzoil-Quaker State Company
                                             (oil and gas) and Rorento N.V.
                                             (investments - Netherlands), and
                                             is a member of the audit
                                             committee of Northern Border
                                             Partners, L.P., a subsidiary of
                                             Enron Corp. (energy).

TAI-CHIN TUNG              Treasurer and     Senior Vice President and Chief
March 7, 1951              Principal         Financial Officer, Charles
                           Financial Officer Schwab Investment Management,
                                             Inc.  From 1994 to 1996, Ms.
                                             Tung was Controller for
                                             Robertson Stephens Investment
                                             Management, Inc.

STEPHEN B. WARD            Senior Vice       Senior Vice President and Chief
April 5, 1955              President and     Investment Officer, Charles
                           Chief Investment  Schwab Investment Management,
                           Officer           Inc.

KOJI E. FELTON             Secretary         Vice President, Chief Counsel
March 13, 1961                               and Assistant Corporate
                                             Secretary, Charles Schwab
                                             Investment Management, Inc.
                                             Prior to June 1998, Mr. Felton
                                             was a Branch Chief in
                                             Enforcement at the U.S.
                                             Securities and Exchange
                                             Commission in San Francisco.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

The fund is overseen by a Board of Trustees. The Board of Trustees meets regularly to review the fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of the fund's shareholders. The following table provides information as of October 31, 2000, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 44 funds as of October 31, 2000.

                              ($)            Pension or           ($)
                           Aggregate         Retirement          Total
  Name of                Compensation         Benefits        Compensation
  Trustee                  from Fund       Accrued as Part      from Fund
                                               of Fund           Complex
                                              Expenses
--------------------------------------------------------------------------------
Charles R. Schwab         0                 N/A                0

                              ($)            Pension or           ($)
                           Aggregate         Retirement          Total
  Name of                Compensation         Benefits        Compensation
  Trustee                  from Fund       Accrued as Part     from Fund
                                              of Fund           Complex
                                              Expenses
--------------------------------------------------------------------------------
Steven L. Scheid 1        0                 N/A                0

William J. Klipp 2        0                 N/A                0

Jeremiah H. Chafkin 3     0                 N/A                0

John P. Coghlan 4         0                 N/A                0

Mariann Byerwalter 3      $315              N/A                $38,870

Donald F. Dorward         $1,199            N/A                $134,600

William A. Hasler 3       $315              N/A                $38,870

Robert G. Holmes          $1,199            N/A                $134,600

Gerald B. Smith 3         $315              N/A                $38,870

Donald R. Stephens        $1,199            N/A                $134,600

Michael W. Wilsey         $1,115            N/A                $124,600


                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.


----------
1     Mr. Scheid resigned from the Board of Trustees effective November 21,
      2000.
2 Mr. Klipp departed Charles Schwab & Co., Inc. and CSIM in 1999 and resigned from the Board of Trustees effective April 30, 2000.
3     This trustee was first elected by shareholders on June 1, 2000.
4     Elected to the Board on November 21, 2000.

                                 CODE OF ETHICS

The fund, its investment adviser and subadviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or subadviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's or subadviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 6, 2001, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.

As of February 6, 2001, no person or entity owned, of record or beneficially, more than 5% of the shares of the fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2000, 1999, and 1998, the fund paid investment advisory fees of $1,550,000, $987,000, and $682,000, respectively (fees were reduced by $407,000, $414,000, and $680,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2002, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.75% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   SUB-ADVISER


The investment adviser has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Symphony Asset Management LLC (the "sub-adviser" or "Symphony") pursuant to which Symphony acts as the fund's sub-adviser. The sub-adviser makes investment decisions for the fund's non-cash investments and uses quantitative techniques and proprietary real-time databases and software models to continually identify and rank stocks that exhibit a favorable combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500(R). Once rankings are determined, statistical methodologies will be used to construct a portfolio of the most attractive stocks in terms of potential long-term capital growth.


For the sub-adviser's services, the investment adviser pays the sub-adviser an annual investment sub-advisory fee, payable monthly, of 0.20% of the fund's average daily net assets not in excess of $300 million, 0.15% of the next $500 million and 0.10% of such assets over $800 million.

                                   DISTRIBUTOR

Pursuant to a distribution agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

                    SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.05% of the fund's average daily net assets.

For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly by the fund, in the amount of 0.20% of the fund's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the fund. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The fund's independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ended October 31, 2000, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The fund's portfolio turnover rates for the fiscal years ended October 31, 2000, and 1999, were 96% and 99%, respectively.

The turnover rate for the fund is largely driven by the portfolio models that help the fund construct its investment portfolio.


                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the fund to determine the effect, if any, that the fund's transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds.

In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers, such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the fund to trade directly with other institutional holders on a net basis. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the fund on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 2000, 1999, and 1998, the fund paid brokerage commissions of $367,698, $278,377, and $234,861, respectively.

                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund's minimum initial investment and minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for college savings or graduation gifts.

The fund may hold special meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                   PURCHASING AND REDEEMING SHARES OF THE FUND

The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The following holiday closings are currently scheduled for 2001: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that the NYSE closes early, such as days in advance of holidays, the fund reserves the right to advance the time by which purchase, redemption and exchanges orders must be received on that day.

As long as the fund or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The fund reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the fund may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the Board of Trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a fund calculates its share price materially affect the furnished price. The Board of Trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisers as to the state and local tax rules affecting investments in the fund.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

                          AVERAGE ANNUAL TOTAL RETURNS

Fund (Commencement of Operations)    One Year ended      From   Commencement
                                     October 31, 2000    of Operations to
                                                         October 31, 2000
--------------------------------------------------------------------------------
Analytics Fund(R) (7/1/96)                5.75%                21.93%

An after-tax total return for the fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of the fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2000.

Fund (Commencement of Operations)                        Cumulative Total Return
---------------------------------                        -----------------------
Analytics Fund(R) (7/1/96)                                        136.33%

The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.